EXHIBIT 99.1

SUN HYDRAULICS CORPORATION

AMENDED AND RESTATED 2004 NONEMPLOYEE DIRECTOR EQUITY

AND DEFERRED COMPENSATION PLAN

ARTICLE I. DEFINITIONS

1.1 DEFINITIONS. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

(a) “Accounting Date”: The last day of each fiscal year and the last day of any fiscal quarter.

(b) “Accounting Period”: The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

(c) “Administrator”: The Board.

(d) “Beneficiary”: The person or persons (natural or otherwise) designated pursuant to Section 7.6.

(e) “Board”: The Board of Directors of the Company.

(f) “Code”: The Internal Revenue Code of 1986, as amended.

(g) “Common Stock”: The Company’s Common Stock, par value $.001 per share.

(h) “Common Stock Unit”: A bookkeeping entry that records the equivalent of one Share pursuant to Section 5.2.

(i) “Company”: Sun Hydraulics Corporation or any successor or successors thereto.

(j) “Deferral Commitment”: An agreement made by a Nonemployee Director in a Participation Agreement to have a specified portion of his or her Share Compensation and/or Fees deferred under the Plan for a specified period in the future.

(k) “Deferral Period”: The Plan Year for which a Director has elected to defer a portion of his or her Share Compensation and/or Fees.

(l) “Deferred Account”: The account maintained for each Nonemployee Director who elects to defer Share Compensation and/or Fees under Article V.

(m) “Deferred Account Balance”: The balance of a Nonemployee Director’s Deferred Account as specified in Section 5.3.

(n) “Fair Market Value”: With respect to a share of Common Stock, the average of the high and low selling prices of a share of Common Stock as reported through the Nasdaq Stock Market (or any other exchange or over-the-counter market if sales of the Common Stock are no longer reported through the Nasdaq Stock Market) for a particular date, or if there was no sale of Common Stock so reported for such day, on the most recently preceding day on which there was such a sale.

(o) “Fees”: The portion of the compensation payable to Nonemployee Directors in cash for service as a director of the Company (including compensation for attendance at meetings of the Board and Board committees).

(p) “Nonemployee Director”: An individual duly elected or chosen as a Director of the Company who is not also an employee of the Company or its subsidiaries.

(q) “Participation Agreement”: The agreement submitted by a Nonemployee Director to the Administrator in which a Nonemployee Director may specify a Voluntary Amount, or may elect to defer receipt of a portion of his or her Share Compensation and/or Fees for a specified period in the future.

(r) “Payment Date”: The date on which Director Fees are payable as such dates are established by the Board from time to time. Initially, Director Fees shall be payable at the conclusion of each Board and Board committee meeting.

(s) “Plan”: The Plan set forth in this instrument as it may, from time time, be amended.

(t) “Plan Year”: The 12-month period beginning January 1 through December 31.

(u) “Rule 16b-3”: Rule 16b-3 promulgated under the Securities Exchange of 1934 (or any successor rule to the same effect), as in effect from to time.

(v) “Settlement Date”: The date on which a Nonemployee Director terminates his or her service as a Director of the Company. Settlement Date shall also include with respect to any Deferral Period the date prior to the date of termination as a Director selected by a Nonemployee Director in a Participation Agreement for distribution of all or a portion of the Share Compensation and/or Fees deferred during such Deferral Period as provided in Section 7.3.

(w) “Share Compensation”: Shares payable to a Nonemployee Director for attendance at a Board or committee meeting pursuant to Section 3.1.

(x) “Shares”: Fully paid, non-assessable shares of Common Stock. Shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(y) “Trust”: The meaning set forth in Section 6.2.

(z) “Voluntary Amount”: The meaning set forth in Section 3.2(a).

ARTICLE II. PURPOSE

2.1 PURPOSE. The purpose of this Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased ownership of Common Stock of the Company by members of the Board of Directors of the Company who are not employees of the Company or any of its Subsidiaries, by providing for the payment of a portion of each Nonemployee Director’s Fees in shares of Common Stock or Common Stock Units, and permitting each Nonemployee Director to receive some or all of the remainder of his or her Fees in shares of Common Stock or Common Stock Units. It is expected that such ownership will further align the interests of such Nonemployee Directors with the shareholders of the Company, thereby promoting the long-term profits and growth of the Company, and will encourage such Nonemployee Directors to remain directors of the Company and provide them an opportunity to defer the receipt of some or all of such Fees. It is also expected that the Plan will encourage qualified persons to become directors of the Company.

ARTICLE III. AUTOMATIC AND VOLUNTARY SHARE COMPENSATION AMOUNTS

3.1 AUTOMATIC AMOUNT.

(a) As compensation for the attendance of each Nonemployee Director at each meeting of the Board, and each meeting of each committee of the Board on which such Nonemployee Director serves when the committee meeting is not held within one day of a meeting of the Board, each Nonemployee Director shall be paid Shares with a Fair Market Value of Two Thousand Five Hundred Dollars ($2,500.00).

(b) ISSUANCE OF SHARES. Promptly following each Board or committee meeting for which Share Compensation is payable pursuant to Section 3.1(a), the Company shall issue to each Nonemployee Director a number of whole Shares equal to Two Thousand Five Hundred Dollars ($2,500.00) divided by the Fair Market Value on the date of the meeting. To the extent that the application of the foregoing would result in the issuance of a fractional Share, no fractional Share shall be issued, but instead, the Company shall maintain a separate noninterest bearing account for such Nonemployee Director, which account shall be credited with the Fair Market Value of such fractional Share as of such meeting date, and which amount shall be combined with similar amounts so credited to such account with respect to fractional Shares otherwise issuable with respect to the Share Compensation subsequently payable to such Nonemployee Director. When whole Shares are issued by the Company to the Nonemployee Director under this Section 3.1(b) or Section 3.2(b) below and the amount then in such account is in excess of the Fair Market Value of the Shares then being issued, the Company shall issue an additional Share to such Nonemployee Director and debit such account by such Fair Market Value. The Nonemployee Director shall hold the Shares issued by the Company under this Plan for a period of six months and one day from the date of the meeting with respect to which such Shares were issued unless the issuance of such Shares is exempt under Rule 16b-3. The Company shall pay any and all fees and commissions incurred in connection with the payment of Share Compensation to a Nonemployee Director.

3.2 VOLUNTARY AMOUNT.

(a) ELECTION. For any Plan Year, a Nonemployee Director may elect to have up to 100% of his or her Fees payable during such Plan Year (the amount so elected referred to as a “Voluntary Amount”) paid by the Company in the form of Shares and in lieu of cash payment of such Voluntary Amount. For any Plan Year other than the Plan Year in which this Plan is adopted, and with respect to each Nonemployee Director elected to the Board thereafter, for any Plan Year other than the Plan Year in which such Nonemployee Director is elected, such election shall be made by the execution and delivery to the Administrator of a Participation Agreement, which shall become effective with respect to all Fees payable on Payment Dates occurring more than six months after the delivery of the Participation Agreement to the Administrator, including Fees payable in all subsequent Plan Years unless such Participation Agreement shall be subsequently modified by the Nonemployee Director upon not less than six months advance notice to the Administrator. Any modification shall be made through the execution and delivery of a subsequent Participation Agreement, which shall become effective six months after the delivery of the new Participation Agreement to the Administrator.

(b) INITIAL YEAR OF PARTICIPATION. In the event that during the Plan Year in which this Plan is first adopted, a Nonemployee Director desires to elect to have up to 100% of his or her Fees payable during such Plan Year (the amount so elected referred to as a “Voluntary Amount”) paid by the Company in the form of Shares in lieu of the cash payment of such Voluntary Amount, or in the event that an individual first becomes a Nonemployee Director during a Plan Year and desires to make such an election, a Participation Agreement must be submitted to the Administrator no later than 30 days following the date on which this Plan becomes effective, or no later than 30 days following the date on which such individual becomes a Nonemployee Director, respectively. Any such election made in such Participation Agreement shall be effective only with regard to Fees earned following the date the Participation Agreement is submitted to the Administrator. If a Nonemployee Director does not submit a Participation Agreement within such period of time, such Nonemployee Director will not be eligible to elect a Voluntary Amount except in accordance with Section 3.2(a).

(c) ISSUANCE OF SHARES. Promptly following each Payment Date for which a Voluntary Amount has been elected and is effective, the Company shall issue to each Nonemployee Director a number of whole Shares equal to the Voluntary Amount divided by the Fair Market Value of a Share on the Payment Date. To the extent that the application of the foregoing would result in the issuance of a fractional Share, no fractional Share shall be issued, but instead, the Company shall maintain a separate noninterest bearing account for such Nonemployee Director (which shall be the same account, if any, as may be set up under Section 3.1(b) above), which account shall be credited with the Fair Market Value of such fractional Share as of such Payment Date, and which amount shall be combined with similar amounts so credited to such account with respect to fractional Shares otherwise issuable in the future with respect to the Nonemployee Director’s Voluntary Amount. When whole Shares are issued by the Company to the Nonemployee Director under this Section 3.2(b) or Section 3.1(b) above and the amount then in such account is in excess of the Fair Market Value of the Shares then being issued, the Company shall issue an additional Share to such Nonemployee Director and debit such account by such Fair Market Value. The Nonemployee Director shall hold the Shares issued by the Company under this Plan for a period of six months and one day from the date of the meeting with respect to which such Shares were issued. The Company shall pay any and all fees and commissions incurred in connection with the payment of Voluntary Amounts to a Nonemployee Director.

ARTICLE IV. DEFERRAL OF SHARE COMPENSATION AND/OR FEES

4.1 AMOUNT OF DEFERRAL. With respect to each Plan Year, a Nonemployee Director may elect to defer a percentage of his or her Share Compensation and/or Fees by filing a Participation Agreement with the Administrator prior to the beginning of such Plan Year. A Nonemployee Director may change the percentage of his or her Share Compensation or Fees to be deferred (or reduce such percentage to zero) by filing a subsequent Participation Agreement with the Administrator. Any such change shall be effective as of the first day of the Plan Year following the Plan Year in which such Participation Agreement is filed with the Administrator. If the percentage of a Nonemployee Director’s Share Compensation sought to be deferred would result in a fractional Share being deferred, the deferred Share Compensation shall be rounded up to the nearest whole number of Shares.

4.2 INITIAL YEAR OF PARTICIPATION. In the event that an individual first becomes a Nonemployee Director during a Plan Year and, if any Nonemployee Director during the Plan Year in which this Plan is first adopted, wishes to elect to defer the receipt of any Share Compensation or Fees earned and payable to the individual with respect to such Plan Year (a “Deferral Election”), a Participation Agreement must be submitted to the Administrator no later than 30 days following the date on which such individual becomes a Nonemployee Director, or no later than 30 days following the date on which this Plan becomes effective, respectively. Any Deferral Election made in such Participation Agreement shall be effective only with regard to Share Compensation and/or Fees earned following the date the Participation Agreement is submitted to the Administrator. If a Nonemployee Director does not submit a Participation Agreement within such period of time, such Nonemployee Director will not be eligible to elect to defer Share Compensation and Fees except in accordance with Section 4.1.

4.3 TERMINATION OF PARTICIPATION. Participation in the Plan shall continue as long as the Nonemployee Director is eligible to receive benefits under the Plan.

4.4 MODIFICATION OF DEFERRAL COMMITMENTS. Subject to Sections 7.3 and 7.6 below, a Deferral Commitment shall be irrevocable with respect to the Plan Year for which it is made, and for future Plan Years unless modified in accordance with Section 4.1.

4.5 WITHHOLDING TAXES. Any withholding of taxes or other amounts with respect to any deferred Share Compensation or Fees which is required by state, federal or local law shall be withheld from the Nonemployee Director’s non-deferred Fees, or if none, then the Nonemployee Director’s Deferral Commitment shall be reduced by the amount of such withholding.

ARTICLE V. NONEMPLOYEE DIRECTORS’ DEFERRED ACCOUNTS

5.1 ESTABLISHMENT OF DEFERRED ACCOUNTS. The Company, through its accounting records, shall establish a Deferred Account for each Nonemployee Director. In addition, the Company may establish one or more subaccounts of a Nonemployee Directors’ Deferred Account, if the Company determines that such subaccounts are necessary or appropriate in administering the Plan.

5.2 CREDITING OF DEFERRED SHARE COMPENSATION AND FEES. The portion of a Nonemployee Director’s Share Compensation or Fees that are deferred pursuant to a Deferral Commitment shall be credited to the Nonemployee Director’s Deferred Account as of the date of the Board or Board committee meeting for which the Share Compensation is payable with respect to Share Compensation and as of the Payment Date of the corresponding non-deferred portion of his or her Fees with respect to the Voluntary Amount. With respect to the deferred portion of a Nonemployee Director’s Share Compensation, the Deferred Account shall be credited with a number of Common Stock Units equal to the number of whole Shares the payment of which is being deferred. With respect to the deferred portion of a Nonemployee Director’s Fees, the Deferred Account shall be credited with a number of Common Stock Units determined as described in Section 5.3(b) below. Any withholding of taxes or other amounts with respect to any deferred Share Compensation or Fees which is required by state, federal or local law shall be withheld from the Nonemployee Director’s non-deferred Fees, or if none, then the Nonemployee Director’s Deferral Commitment shall be reduced by the amount of such withholding.

5.3 DETERMINATION OF ACCOUNTS.

(a) ACCOUNT BALANCE. A Nonemployee Director’s Deferred Account Balance as of a particular date shall consist of (i) the dollar amount credited to each Nonemployee Director’s Deferred Account as of such date (less any portion of Deferred Fees converted in (b) below) plus (ii) the total number of Common Stock Units as of such date.

(b) CONVERSION OF DEFERRED FEES TO COMMON STOCK UNITS. A Nonemployee Director’s deferred Fees shall be converted to Common Stock Units calculated by dividing the credited amount by the Fair Market Value as of the Payment Date relating to such Fees (calculated to the nearest one-hundredth of a Common Stock Unit).

5.4 CREDITING OF DIVIDEND EQUIVALENTS. On the record date set for the determination of shareholders entitled to receive any cash dividend declared by the Board, each Deferred Account shall be credited with additional Common Stock Units equal in value to the amount of cash payable by the Company with respect to such dividend on a number of Shares equivalent to the number of Common Stock Units in such Deferred Account on such record date. The number of additional Common

Stock Units shall be calculated by dividing the dollar value of such dividend by the Fair Market Value on such record date. Until a Nonemployee Director or his or her Beneficiary receives his or her entire Deferred Account, the unpaid balance thereof credited in Common Stock Units shall be credited with dividend equivalents as provided in this Section 5.4.

5.5 ADJUSTMENTS TO ACCOUNTS.

(a) Each Nonemployee Director’s Deferred Account shall be debited immediately with the amount of any distributions under the Plan to or on behalf of the Nonemployee Director or, in the event of his or her death, his or her beneficiary.

(b) Any debits shall first be applied to any credited Fees in a Nonemployee Director’s Deferred Account. Thereafter, a debit shall be equal to a corresponding number of Common Stock Units calculated by dividing the amount of such distribution by the Fair Market Value as of the date of the distribution.

5.6 STATEMENT OF ACCOUNTS. As soon as practicable after the end of each Plan Year, a statement shall be furnished to each Nonemployee Director or, in the event of his or her death, to his or her Beneficiary showing the status of the Deferred Account Balance as of the end of the Plan Year, any changes in the Deferred Account Balance since the end of the immediately preceding Plan Year, and such other information as the Administrator shall determine.

5.7 VESTING OF ACCOUNTS. Subject to Section 6.1 below, each Nonemployee Director shall at all times have a nonforfeitable interest in his or her Deferred Account Balance.

ARTICLE VI. FINANCING OF BENEFITS

6.1 FINANCING OF BENEFITS. Benefits payable under the Plan to a Nonemployee Director or, in the event of his or her death, to his or her Beneficiary, shall be paid by the Company from its general assets. The obligation to make payment of benefits under the Plan represents an unfunded, unsecured obligation of the Company. No person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be responsible for such payment.

6.2 SECURITY FOR BENEFITS. Notwithstanding the provisions of Section 6.1, nothing in this Plan shall preclude the Company from setting aside amounts in trust (the “Trust”) pursuant to one or more trust agreements between a trustee and the Company. However, no Nonemployee Director or Beneficiary shall have any secured interest or claim in any assets or property of the Company or the Trust and all funds contained in the Trust shall remain subject to the claims of the Company’s general creditors.

ARTICLE VII. DISTRIBUTION OF DEFERRED SHARE COMPENSATION AND FEES

7.1 SETTLEMENT DATE. A Nonemployee Director or, in the event of his or her death, his or her Beneficiary shall be entitled to distribution of all or part of his or her Deferred Account Balance, as provided in this Article VII, following his or her Settlement Date or Dates.

7.2 AMOUNT TO BE DISTRIBUTED. The amount to which a Nonemployee Director or, in the event of his or her death, his or her Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Nonemployee Director’s adjusted Deferred Account Balance determined as of the Accounting Date coincident with or next following his or her Settlement Date or Dates.

7.3 IN-SERVICE DISTRIBUTION. A Nonemployee Director may irrevocably elect to receive an in-service distribution of his or her deferred Share Compensation and Fees for a Plan Year by filing an election prior to the beginning of such Plan Year, calling for distribution of such deferred amounts to be made or to commence not earlier than the beginning of the third Plan Year following the Plan Year in which such Share Compensation and Fees otherwise would have been payable. A Nonemployee Director’s election of an in-service distribution shall be made in the Participation Agreement as provided in Section 4.1 above. The Nonemployee Director shall elect irrevocably to receive such Share Compensation and Fees as an in-service distribution. Any benefits paid to the Nonemployee Director as an in-service distribution shall reduce the Nonemployee Director’s Deferred Account Balance as specified in Section 5.4 above.

7.4 DISTRIBUTION DATE. As soon as practicable after the end of the Accounting Period in which a Nonemployee Director’s Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Company shall distribute or cause to be distributed to the Nonemployee Director the Nonemployee Director’s Deferred Account Balance. Notwithstanding the foregoing, if elected by the Nonemployee Director at least one year prior to the Settlement Date, the distribution of all or a portion of the Nonemployee Director’s Deferred Account may be made or commence at the beginning of the fifth Plan Year following his or her Settlement Date. In the event of a Nonemployee Director’s death, the balance of his or her Deferred Account shall be distributed to his or her Beneficiary in a lump sum.

7.5 FORM OF DISTRIBUTION.

(a) Distribution of Common Stock Units with respect to any Deferral shall be made: (i) by payment in Shares in the proportion of one Share for one Stock Unit (any fractions shall be converted to and paid in cash); (ii) by payment in annual installments of Shares not to exceed ten installments in the proportion of one Share for one Common Stock Unit; or (iii) a combination of (i) and (ii) above, at the option of the Nonemployee Director.

(b) The Nonemployee Director’s election of the time and method of distribution shall be made by written notice filed with the Administrator at least one year prior to the Nonemployee Director’s voluntary retirement as a Director. Any such election may changed by the Nonemployee Director at any time and from time to time without the consent of any other person by filing a later signed written election with Administrator; provided that any election made less than one year prior to the Nonemployee Director’s voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Nonemployee Director’s prior election; and further provided that, effective on and after January 1, 2005, any such subsequent or modified election changing the time of distribution must specify a deferred distribution date at least five (5) years after the date on which the distribution would otherwise have been made.

(c) The amount of any installment in (a) above shall be equal to the quotient obtained by dividing the Nonemployee Director’s Deferred Account Balance as of the date such installment payment by the number of installment payments remaining to be made to or in respect of such Nonemployee Director at the time of calculation.

(d) If a Nonemployee Director fails to make an election in a timely manner as provided in this Section 7.5, distribution shall be made in Shares, with any fraction in cash, in a lump sum.

7.6 BENEFICIARY DESIGNATION. As used in the Plan the term “Beneficiary” means:

(a) The person last designated as Beneficiary by the Nonemployee Director in on a form prescribed by the Administrator;

(b) If there is no designated Beneficiary or if the person so designated shall not survive the Nonemployee Director, such Nonemployee Director’s spouse; or

(c) If no such designated Beneficiary and no such spouse is living upon the death of a Nonemployee Director, or if all such persons die prior to the distribution of the entire balance of the Nonemployee Director’s Deferred Account, then the legal representative of the last survivor of the Nonemployee Director and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor shall be the Beneficiaries to whom the remaining balance in the Nonemployee Director’s Deferred Account shall be distributed (in the proportions in which they would inherit his or her intestate personal property).

Any Beneficiary designation may be changed from time to time by the filing of a new form with the Administrator. No notice given under this Section 7.6 shall be effective unless and until the Administrator actually receives such notice.

7.7 FACILITY OF PAYMENT. Whenever and as often as any Nonemployee Director or his or her Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him or her; (ii) to his or her legal guardian or conservator; or (iii) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Administrator shall in each case be final and binding upon all persons in interest.

ARTICLE VIII. ADMINISTRATION, AMENDMENT AND TERMINATION

8.1 ADMINISTRATION. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company. Except as provided in Section 8.2 below, the Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act on behalf of the Administrator in respect of his or her own Voluntary Amount or his or her own Deferred Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions taken without a meeting. All elections, notices and directions under the Plan by a Nonemployee Director shall be made on such forms as the Administrator shall prescribe.

8.2 AMENDMENT AND TERMINATION. The Board may alter or amend this Plan from time to time or may terminate it in its entirety; provided, however, that no such action shall, without the consent of a Nonemployee Director, affect the rights in any Shares issued or to be issued to such Nonemployee Director or in any amount in a Nonemployee Director’s Deferred Account; and further provided, that, any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange or securities listing service upon which the Shares are traded or quoted shall not be effective unless and until such approval is obtained. Presentation of the Plan or any amendment thereof for shareholder approval shall not be construed to limit the Company’s authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

8.3 ADJUSTMENTS. In the event of any change in the outstanding Common Stock by reason of (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, the number or kind of Shares that may be issued under the Plan and the number of Common Stock Units in a Nonemployee Director’s Deferred Account automatically shall be adjusted so that the proportionate interest of the Nonemployee Directors shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes with respect to the Plan.

8.4 SUCCESSORS. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the “Company” for the purpose of this Plan), and the heirs, beneficiaries, executors and administrators of each Nonemployee Director.

ARTICLE IX. SHARES SUBJECT TO PLAN

9.1 SHARES SUBJECT TO PLAN. Subject to adjustment as provided in this Plan, the total number of Shares of Common Stock which may be issued under this Plan shall be One Hundred Twenty Thousand (120,000).

ARTICLE X. EFFECTIVE DATE; APPROVAL BY SHAREHOLDERS

10.1 APPROVAL OF THE PLAN. The Plan shall be effective as of May 1, 2004, and shall be submitted for approval by the shareholders of the Company at the 2004 Annual Meeting. If such approval is not obtained at such meeting, this Plan shall be nullified and all Deferral Commitments shall be rescinded, and each Nonemployee Director shall receive in cash the full amount of such Nonemployee Director’s Deferred Account balance, if any, without interest.

ARTICLE XI. GENERAL PROVISIONS

11.1 NO CONTINUING RIGHT TO SERVE AS A DIRECTOR. Neither the adoption or of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any Nonemployee Director any right to continue as a director of the Company or any subsidiary of the Company.

11.2 RESTRICTIONS ON SHARES AND RIGHTS TO SHARES. Except for any restrictions required by law, a Nonemployee Director shall have all rights of a shareholder with respect to his or her Shares. No rights to Shares shall be assigned, pledged, hypothecated or otherwise transferred by a Nonemployee Director or other person, voluntarily or involuntarily, other than by will or the laws of descent and distribution. No person shall have any right to commute, encumber, pledge or dispose of any other interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

11.3 GOVERNING LAW. The provisions of this Plan shall be governed by construed in accordance with the laws of the State of Florida.

11.4 WITHHOLDING TAXES. To the extent that the Company is required to withhold Federal, state or local taxes in connection with any component of a Nonemployee Director’s compensation in cash or Shares, and the amounts available to Company for such withholding are insufficient, it shall be a condition the receipt of any Shares that the Nonemployee Director make arrangements satisfactory to the Company for the payment of the balance of such taxes required to be withheld, which arrangement may include relinquishment of the Shares. The Company and a Nonemployee Director may also make similar arrangements with respect to payment of any other taxes derived from or related to the payment of Shares with respect to which withholding is not required.

11.5 MISCELLANEOUS. Headings are given to the sections of this Plan as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the singular shall also include within its meaning the plural, and vice versa.

SUN HYDRAULICS CORPORATION

By:	/s/ Allen J. Carlson
Allen J. Carlson, President